UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

Six Months Ended
September 30, 2006

October 31, 2006

Dear Shareholders:

For the fiscal six-month period ended September 30, 2006 the Perkins Discovery Fund had a return of -5.85% versus -4.61% for the Russell 2000, -3.48% for the NASDAQ Composite and 4.10% for the S&P 500. If we look at the year ended September 30, 2006, the Perkins Discovery Fund posted stronger results, with a positive return of 14.12% versus 9.92% for the Russell 2000, 4.96% for the NASDAQ Composite and 10.77% for the S&P 500. During this period, we had a strong market late last year and into early May 2006, which was led by small-cap stocks. This was followed by a sharp correction into July/August. The subsequent rally has so far been led by the large-cap stocks, with the NASDAQ Composite and the S&P 500 out-performing the Russell 2000 and the Fund.

The table below shows the Fund’s performance for various periods ended September 30, 2006.
Annualized Total Return	Perkins Discovery Fund	Russell 2000 Index	NASDAQ Composite Index	S&P 500 Index
Since 4-9-98 Inception	16.36%	6.32%	2.58%	3.79%
Five Year	12.90%	13.77%	8.54%	6.96%
Three Year	14.31%	15.46%	8.11%	12.28%
One Year	14.12%	9.92%	4.96%	10.77%

The Fund’s performance by calendar year is shown in the table below.

Calendar Period	Perkins Discovery Fund	Russell 2000 Index	NASDAQ Composite Index	S&P 500 Index
1998 (Partial Year)	9.67%	-11. 36%	21.34%	12.84%
1999	67.54%	21.26%	85.58%	21.03%
2000	7.61%	-3.02%	-39.29%	-9.15%
2001	17.76%	2.49%	-21.05%	-11.91%
2002	-31.18%	-20.48%	-31.53%	-22.18%
2003	67.87%	47.25%	50.01%	28.62%
2004	22.55%	18.33%	8.59%	10.92%
2005	1.13%	4.55%	1.37%	4.88%
2006 (YTD to 09/30/06)	8.44%	8.69%	2.41%	8.56%
Annualized - Discovery (Inception to 09/30/06)	16.36%	6.32%	2.58%	3.79%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

In our March letter we talked about two market studies. The “Dow Jones Four-Year Presidential Cycle”, is a composite of all election cycles since 1900 that is compiled by Ned Davis Research. It typically results in an up market well into the post-election year and in the spring of the second presidential year followed by a correction and buying opportunity in the fall of the second presidential year. We have not yet seen this fall bottom and therefore expect to see it later this fall or next spring. The “Small Cap Stocks vs. Large Caps (Total Returns)” study by the Leuthold Group shows that we are now in the seventh or eighth year of a cycle of general out performance by small-cap stocks. In the past, some cycles have not lasted this long but others have lasted as long as ten or eleven years. The recent out performance of large-cap stocks may be signaling a change. This tells us that stock selection will become even more important for us in the future.

Our three best performing stocks for the six-month period were Insignia Systems, Inc., CorVel Corp., and UTEK Corporation. Insignia is a provider of in-store advertising products and services to retailers and consumer packaged good manufacturers. Corvel is a provider of medical cost containment and managed care services to workers compensation, group health and auto insurers. UTEK is a business development company that provides technology transfer services to companies with emerging and established technologies, which has subsequently been sold from the portfolio. The Fund’s three biggest losers were Appliance Recycling Centers of America, Inc., Innovex, Inc., and Optelcom-NKF, Inc. Appliance Recycling operates 14 ApplianceSmart retail stores and four Recycling Centers. Invovex, which manufactures flexible circuit boards, was sold during the period. Optelcom-NKF manufactures fiber optic modems and digital/IP video transmission equipment.

We cannot control the action of the market; however, we will continue to pick stocks that we believe can do well over the long term using the same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these are approaching levels where they will be sold, even though we feel they continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process.

We believe the Discovery Fund is well-positioned in micro-cap growth stocks. Its top five holdings in terms of market value are Insignia Systems, Inc., MEDTOX Scientific, Inc., IntegraMed America, Inc., CorVel Corp., and Polymet Mining Corp. It also has many other holdings that we believe hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Perkins Funds nor any of its representatives may give legal or tax advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Perkins Discovery Fund is distributed by Quasar Distributors, LLC. (11/06)

The Perkins Discovery Fund

SECTOR ALLOCATION at September 30, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited)
As a shareholder of the Perkins Discovery Fund (“the Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

Actual Expenses
The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)
below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/06	Value 9/30/06	4/1/06 - 9/30/06*
Actual	$1,000	$ 942	$12.17
Hypothetical (5% annual
return before expenses)	$1,000	$1,012	$12.61
*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 87.5%
Biotechnology: 0.8%
50,000	Neose
	Technologies, Inc.*	$99,000
Chemicals: 2.0%
30,000	KMG Chemicals, Inc.	251,400
Chemicals-Plastics: 1.7%
20,000	Landec Corp.*	216,000
Commercial Services & Supplies: 5.0%
35,000	Cash Systems, Inc.*	244,650
35,000	Fortune
	Industries, Inc.*	147,000
35,000	National Technical
	Systems, Inc.*	235,200
		626,850
Consumer Durables & Apparel: 1.1%
16,500	Cobra
	Electronics Corp.	140,250
Computers: 0.8%
40,000	HEI, Inc.*	104,800
Health Care Equipment & Supplies: 7.5%
50,000	Endologix, Inc.*	200,500
95,000	I-trax, Inc.*	266,950
50,000	Memry Corp.*	95,500
10,000	Micrus
	Endovascular Corp.*	129,700
40,000	Sonic
	Innovations, Inc.*	164,000
107,700	SpectraScience,
	Inc.*(a)	80,775
		937,425
Health Care - Products: 11.7%
150,000	CardioGenesis Corp.*	63,000
50,000	Cardiotech
	International, Inc.*	64,000
20,000	Cholestech Corp.*	240,000
40,000	Criticare Systems, Inc.*	156,000
37,500	IntegraMed
	America, Inc.*	355,875
38,000	MEDTOX
	Scientific, Inc.*	373,540
15,000	Span-America Medical
	Systems, Inc.	205,800
		1,458,215
Health Care - Services: 8.2%
12,500	American Dental
	Partners, Inc.*	206,750
30,000	American Shared
	Hospital Services	195,000
40,000	Bio-Imaging
	Technologies, Inc.*	169,200
8,500	CorVel Corp.*	298,180
100,000	Health Fitness Corp.*	158,000
		1,027,130
Hotels Restaurants & Leisure: 1.0%
35,000	Youbet.com, Inc.*	130,900
Internet Software & Services: 3.3%
125,000	I-many, Inc.*	250,000
15,000	Stellent, Inc.	162,600
		412,600
Leisure Equipment & Products: 1.5%
20,000	Nature Vision, Inc.*	190,000
Materials: 2.2%
90,000	PolyMet Mining Corp.*	277,200
Media: 13.1%
165,000	ACT Teleconferencing,
	Inc.*	14,850
450,000	Insignia Systems, Inc.*	1,507,500
30,000	WPT Enterprises, Inc.*	112,800
		1,635,150
Metals & Mining: 2.4%
70,000	El Capitan Precious
	Metals, Inc.*	92,400
90,000	Midway Gold Corp.*	201,600
		294,000
Oil & Gas: 1.6%
11,000	McMoRan
	Exploration Co.*	195,140
Pharmaceuticals: 5.1%
125,000	Heska Corp.*	211,250

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 87.5% (Continued)
Pharmaceuticals: 5.1% (Continued)
12,500	Matrixx
	Initiatives, Inc.*	$237,875
50,000	Vivus, Inc.*	185,000
		634,125
Retail: 6.3%
50,000	Appliance Recycling
	Centers of
	America, Inc.*	105,000
20,000	Gander Mountain Co.*	139,200
30,000	Granite City Food &
	Brewery Ltd.*	124,200
10,000	Rush Enterprises, Inc. -
	Class A*	166,800
13,000	Spartan Motors, Inc.	244,790
		779,990
Semiconductor & Semiconductor
Equipment: 4.6%
30,000	Asyst
	Technologies, Inc.*	202,800
35,000	Mathstar, Inc.*	154,000
20,000	Ultra Clean Holdings*	213,600
		570,400
Software & Services: 3.8%
27,500	Applix, Inc.*	247,775
11,000	Ebix, Inc.*	225,500
		473,275
Technology Hardware & Equipment: 3.7%
30,000	ADDvantage
	Technologies
	Group, Inc.*	126,000
30,000	Globecomm
	Systems, Inc.*	256,200
7,500	Optelecom-NKF, Inc.*	77,625
		459,825
TOTAL COMMON STOCKS
(Cost $9,750,944)		10,913,675
SHORT-TERM INVESTMENTS: 11.7%
Money Market Investments: 11.7%
107,350	AIM Liquid Assets	107,350
83,743	AIM Short-Term Prime
	Institutional Class	83,743
322,159	Fidelity Institutional
	Government Portfolio	322,159
474,205	SEI Daily Income Trust
	Government Fund -
	Class B	474,205
474,893	Short - Term
	Treasury Investment -
	Institutional Class	474,893
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,462,350)		1,462,350
TOTAL INVESTMENTS
IN SECURITIES: 99.2%
(Cost $11,213,294)		12,376,025
Other Assets in Excess
of Liabilities: 0.8%		95,394
NET ASSETS: 100.0%		$12,471,419

*	Non-income producing security.
(a)	Security valued at its fair value under the supervision of the Board of Trustees. See Note 2 in Notes to Financials.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value
(cost $11,213,294) (Note 2)	$12,376,025
Receivables:
Investments sold	105,482
Fund shares sold	20,098
Dividends and interest	9,524
Prepaid expenses	12,565
Total assets	12,523,694

LIABILITIES
Payables:
Fund shares redeemed	3,458
Investment advisory fees	10,072
Administration fees	2,565
Custody fees	720
Distribution fees	6,675
Fund accounting fees	5,458
Transfer agent fees	3,844
Chief compliance officer fees	2,422
Accrued expenses and other liabilities	17,061
Total liabilities	52,275

NET ASSETS	$12,471,419
Net asset value, offering and redemption price per share
($12,471,419/478,052 of unlimited
shares authorized without par value)	$26.09

COMPONENTS OF NET ASSETS
Paid-in capital	$9,811,211
Accumulated net investment loss	(93,071)
Accumulated net realized gain on investments	1,590,548
Net unrealized appreciation on investments	1,162,731
Net assets	$12,471,419

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividends	$8,454
Interest	50,191
Total investment income	58,645

EXPENSES (Note 3)
Investment Advisory fees	60,687
Administration fees	15,310
Transfer agent fees	16,041
Fund accounting fees	11,081
Distribution fees	15,172
Audit fees	8,436
Registration fees	8,935
Reports to shareholders	3,466
Legal fees	3,484
Trustee fees	3,396
Custody fees	2,029
Chief compliance officer fees	3,423
Miscellaneous	2,993
Insurance expense	437
Total expenses	154,890
Less: fees waived	(3,174)
Net expenses	151,716
Net investment loss	(93,071)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,248,032
Change in net unrealized depreciation on investments	(1,928,276)
Net realized and unrealized gain on investments	(680,244)
Net decrease in net assets
resulting from operations	$(773,315)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
	September 30, 2006	Year Ended
	(Unaudited)	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(93,071)	$(140,839)
Net realized gain on investments	1,248,032	364,614
Change in net unrealized appreciation
(depreciation) on investments	(1,928,276)	2,341,320
Net increase (decrease) in net
assets resulting from operations	(773,315)	2,565,095

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(513,698)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	1,307,376	3,137,859
Total increase in net assets	534,061	5,189,256

NET ASSETS
Beginning of Period	11,937,358	6,748,102
End of Period	$12,471,419	$11,937,358
Accumulated net loss	(93,071)	—

(a) Summary of capital share transactions is as follows:

	Six-Months Ended
	September 30, 2006		Year Ended
	(Unaudited)		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	99,297	$2,634,842	226,057	$5,366,574
Shares issued in reinvestment
of distributions	—	—	20,544	462,444
Shares redeemed (b)	(52,098)	(1,327,466)	(115,417)	(2,691,159)
Net increase (decrease)	47,199	$1,307,376	131,184	$3,137,859

(b) Net of redemption fees of $622 and $3,404, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended
	September 30,		Year Ended March 31,
	2006#		2006	2005	2004	2003	2002
Net asset value,
beginning of period	$27.71		$22.52	$23.30	$13.58	$18.61	$16.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.19)		(0.33)	(0.61)	(0.50)	(0.40)	(0.11)
Net realized and
unrealized gain (loss)
on investments	(1.43)		7.72	0.49	10.03	(4.66)	4.59
Total from investment
operations	(1.62)		7.39	(0.12)	9.53	(5.06)	4.48

LESS DISTRIBUTIONS:
From net realized gain	—		(2.21)	(0.72)	—	(0.07)	(2.13)
Paid-in capital from
redemption fees
(Note 2)	—		0.01	0.06	0.19	0.10	0.01
Net asset value,
end of period	$26.09		$27.71	$22.52	$23.30	$13.58	$18.61
Total return	(5.85	)%^	35.15%	(0.54)%	71.58%	(26.65)%	28.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$12.5		$11.9	$6.7	$7.9	$3.0	$6.9

RATION OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.55	%+	3.28%	2.93%	2.94%	4.56%	7.49%
After fees waived and
expenses absorbed	2.50	%+	2.50%	2.50%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(1.59	)%+	(2.68)%	(2.67)%	(2.79)%	(4.20)%	(6.87)%
After fees waived and
expenses absorbed	(1.54	)%+	(1.90)%	(2.24)%	(2.35)%	(2.14)%	(1.88)%
Portfolio turnover rate	49.76	%^	77.56%	35.52%	103.20%	54.67%	49.92%

#  Unaudited.
^  Not annualized.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited)

NOTE 1 — ORGANIZATION
The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2006, the Fund held a fair valued security with a market value of $80,775 or 0.6% of total net assets of the Fund.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a high cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 90 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Perkins Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended September 30, 2006, the Fund incurred $60,687 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.50% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At September 30, 2006, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $127,851. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

Year of Expiration	Amount
March 31, 2007	$31,661
March 31, 2008	35,009
March 31, 2009	58,007
March 31, 2010	3,174
The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the six months ended September 30, 2006, the Fund incurred $15,310 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended September 30, 2006, the Fund was allocated $3,423 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The Fund pays a fee to the Advisor as compensation for distribution-related activities, not

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)
reimbursement for specific expenses. For the six months ended September 30, 2006, the Fund paid distribution fees of $15,172 to the Advisor.

NOTE 4 — PURCHASES AND SALES OF SECURITIES
For the six months ended September 30, 2006, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $5,650,091 and $5,067,624, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended September 30, 2006.

The cost basis of investments for federal income tax purposes at September 30, 2006 was as follows:

Cost of investments	$11,234,228
Gross tax unrealized appreciation	2,371,504
Gross tax unrealized depreciation	(1,229,707)
Net tax unrealized appreciation	$1,141,797

The difference between cost and unrealized appreciation in the book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, limited partnership income and grantor trust distributions.

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS
The tax distributions paid during the six months ended September 30, 2006 and the fiscal year ended March 31, 2006, respectively, were as follows:

	September 30,	March 31,
	2006	2006
Distributions paid from:
Short-term capital gain	$—	$327,069
Long-term capital gain	—	186,629

As of March 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net tax unrealized appreciation	$3,070,073
Undistributed ordinary income	—
Undistributed long-term capital gain	363,450
Total distributable earnings	$3,433,523
Total accumulated earnings	$3,433,523

The difference between cost and unrealized appreciation in the book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, limited partnership income and grantor trust distributions.

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 280-4779, by accessing the Fund’s website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Perkins Capital Management, Inc. (the “Advisor”) for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was above the median of its peer group and was ranked in the first quartile for all relevant time periods. The Board concluded that the Advisor’s performance was highly satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 2.50%. The Board noted that the Fund’s advisory fee on a contractual basis was at the median of its peer group, and that the net advisory fee after taking into account expense waivers or reimbursements was below the median of its peer group and was either at or below the fees charged by the Advisor for its separately managed accounts, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different. The Board also noted that the Fund’s current expense ratio was above its peer group median. However, the Board determined that it may be necessary to review the Fund’s expense waiver limitation at the December meeting and that the Board may seek a reduction in the limit at that time. The Board also noted that the Fund’s expenses appeared to be within the range of the Advisor’s other accounts at certain asset levels. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN 55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

The Perkins Discovery Fund
Symbol - PDFDX
CUSIP - 742935711

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  12/4/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  12/4/06

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  12/6/06

* Print the name and title of each signing officer under his or her signature.